fEBRUARY 28, 2020

SUPPLEMENT OT THE FOLLOWING PROSPECTUSES:

HARTFORD SMALL COMPANY HLS FUND

SUMMARY PROSPECTUS DATED MAY 1, 2019

HARTFORD HLS FUNDS PROSPECTUS

DATED MAy 1, 2019, as supplemented through November 27, 2019

This Supplement contains new and additional information and should be read in connection with your Summary Prospectus and Statutory Prospectus.

(1)	Effective immediately, Ranjit Ramachandran is added as a portfolio manager to the Hartford Small Company HLS Fund. Accordingly, under the headings “Management” in the above referenced Summary Prospectus and “Hartford Small Company HLS Fund Summary Section - Management” in the above referenced Statutory Prospectus, the following information is added:

Portfolio Manager	Title	Involved with Fund Since
Ranjit Ramachandran	Managing Director and Equity Research Analyst	2014

(2)	Effective immediately, under the heading “The Investment Manager and Sub-Adviser - Portfolio Managers – Small Company HLS Fund,” in the above referenced Statutory Prospectus, the following information is added:

Ranjit Ramachandran, Managing Director and Equity Research Analyst of Wellington Management, has been involved in portfolio management for the Fund since 2020 and has been involved in securities analysis for the Fund since 2014. Mr. Ramachandran joined Wellington Management as an investment professional in 2014.

This Supplement should be retained with your Summary Prospectus and Statutory Prospectus for future reference.

HV-7515	February 2020